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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT


                      Pursuant to Section 13 or 15[d] of
                      The Securities Exchange Act of 1934



                        Date of Report:  March 20, 1998



                           TECHNICAL VENTURES INC.
                            [Name of Registrant]



        New York                  33-2775-A                  13-3296819
[State of Incorporation]      [Commission File]            [IRS Ident. No.]


      3411 McNicoll Ave., Unit 11, Scarborough, Ontario, Canada M1V 2V6
                    [Address of Principal Executive Offices]

                      Registrant Telephone No. 416/299-9280



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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT

     (a) (1) (i) Effective March 17, 1998, Bond Andiola & Company (BA&C)
                 formerly resigned from its engagement as the independent accountants for Technical Ventures Inc., ("the Company').

     (a) (1) (ii)BA&C did not issue reports on the Company's financial statements for the two most recent fiscal years.

     (a) (1)(iii)The decision to change accountants was approved by the
                 Company's Board of Directors.


     (a) (1) (iv)During the last two fiscal years and the period from July 1,
                 1997 through March 17, 1998 the Company has not had any disagreement with BA&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would require disclosure in this Current Report on Form 8-K.

     (a) (2) (i) On March 17, 1998 the Company engaged Scwartz Levitsky
                 Feldman as the Company's independent accountants.


     (a) (3) Attached hereto as an exhibit is the letter of BA&C addressed to the Securities and Exchange Commission as required by Item 304(a) of Regulation S-B.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)             Not applicable

         (b)             Not applicable

         (c)             Exhibits
                         Letter of Bond, Andiola & Company
















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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the

    Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorised.





                                      TECHNICAL VENTURES INC.
                                            (Registrant)





                                      Larry Leverton

                                      Larry Leverton
                                      Chief Financial Officer



Dated:  March 20, 1998






















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